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
DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Warren J. Olsen                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                      Valerie Y. Lewis
  Principal, Morgan Stanley Asset           SECRETARY
  Management Inc. and Morgan Stanley & Co.  Karl O. Hartmann
  Incorporated                              ASSISTANT SECRETARY
John D. Barrett II                          James R. Rooney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Joanna M. Haigney
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                                 GOLD PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

Companies involved in the exploration, mining, fabrication, processing, distribution or trading of gold (or, to a lesser degree, silver, platinum, or other precious metals or minerals) qualify as Portfolio candidates. Mining shares differ fundamentally from investments in gold bullion. Because companies can produce positive cash flows and increase gold reserves in the ground through exploration and discovery, mining company equity shares should provide investors with a more dynamic investment vehicle. Portfolio securities are selected on the basis of relative valuation, liquidity, and risk diversification.

PERFORMANCE COMPARED TO THE PHILADELPHIA GOLD AND SILVER INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                               ---------------------------------------
                                             ONE      AVERAGE ANNUAL
                                  YTD       YEAR      SINCE INCEPTION
                               ---------  ---------  -----------------
PORTFOLIO--CLASS A...........     -13.23%   -24.56%           1.59%
PORTFOLIO--CLASS B(3)........     -13.15     -24.54          -1.35
INDEX........................     -10.67     -27.02          -7.88

1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended March 31, 1997, the Portfolio had a total return of -13.23% for the Class A shares and -13.15% for the Class B shares as compared to -10.67% for the Philadelphia Gold and Silver Index. The average annual total return for the Portfolio for the one year ended March 31, 1997 and for the period from inception on February 1, 1994 through March 31, 1997 was -24.56% and 1.59%, respectively, for the Class A shares compared to -27.02% and -7.88%, respectively, for the Philadelphia Gold and Silver (XAU) Index.

The Portfolio's performance closely tracked the XAU Index volatility during the first quarter, the most volatile quarter for gold bullion and gold shares since late 1993. Gold volatilities of this magnitude are relatively common when one examines the long-term historical price record. What has been more uncommon is the relative lack of volatility which transpired for the years 1994-1996. This was the lowest gold volatility observed during the entire history of floating exchange rates. Although the recent pick-up in gold's volatility seems exaggerated when compared to the immediate past, the absolute level of volatility is still low when compared to long-term observations. What investors should focus on instead is overall portfolio volatility, not the volatility of individual investments. During the first quarter, gold has consistently demonstrated a 30-day correlation to the S&P 500 Index ranging from -.25 to -.50, providing significant diversification benefits. The correlation between the XAU Index and the S&P 500 Index (similar to the Portfolio's correlation) has ranged between -.15 and .15, providing an asset with low correlation to general equity portfolios.

The Portfolio lagged XAU performance for the month of March and for the quarter as a whole due to its position in Bre-X Minerals. As a result of uncertainty regarding the actual size of the Busang's mineralized gold resource, Bre-X Minerals plunged significantly in price during the final week of March. Earlier in the quarter,

Bre-X shares fluctuated in reaction to political risk uncertainties involved in obtaining its required Contracts of Work from the Indonesian government, a necessary step prior to mine development.

Before directing the Portfolio's capital towards Bre-X as a portfolio holding, the sub-advisor Sun Valley Gold Company completed a thorough review of company data which was supplemented by an on-site property inspection and an evaluation of the level of professional competence of key personnel. Our investment evaluation demonstrated that Bre-X (1) was the best relative value based on reserves and low production costs on a global level, (2) had decreased levels of political risk following the joint agreement between Bre-X, Freeport-McMoran, and the Indonesian government which selected Freeport-McMoran as operator, (3) had expressed corporate interests willing to purchase the deposit at a substantial premium to its current market price, and (4) maintained its position in the top 10 most liquid gold equities based on daily dollar volume. Given these factors, Bre-X was a significant holding, a decision which negatively impacted the Portfolio when an unexpected worst case scenario unfolded.

The aftermath of Bre-X has created opportunities for the Portfolio as shares of many junior mining exploration firms were sold off in an emotional and irrational fashion. Although it is true that funding sources may dry up for these firms seeking to capitalize their own developments, there is no change in the large appetite for undeveloped deposits by senior mining companies. This desire is based on the necessity of senior mining companies to maintain and/or expand production levels in order to attract a following among institutional investors. As senior mining firms have discovered, to maintain a reserve inventory sufficient to generate annual gold production in excess of 1 million ounces, one must either make a large discovery, buy other deposits, or simply merge with another company. The geological reality of gold occurrences means that the odds of discovery remain skewed to smaller ore bodies. This leaves purchase of deposits and mergers as two strategies which the industry will inevitably follow. The Portfolio's positions in Arizona Star, Ashanti, and Gold Reserve are examples of companies with delineated reserves and/or growing production profiles which will undoubtedly surface as acquisition targets.

MARKET REVIEW

The single most important event of the first quarter is the emergence of an external force necessary to cause precious metal and financial asset returns to regress to the mean. All the ingredients are in place for the shift from capital growth to capital preservation as an investor objective. We suspect there exists an important psychological barrier between investor perception of a "normal correction" and thoughts of a "true bear market." Once breached, investment flows can easily swamp any impact of producer and central bank sales on the gold price. The principal risk of gold not benefiting from a new capital preservation paradigm is the chance that mining producers and central banks will use an environment conducive to gold investment inflows as another opportunity to unload gold from stockpiles which are either above ground or in-the-ground.

Peter F. Palmedo
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (90.6%)
  AFRICA (27.6%)
        171,000    Ashanti Goldfields Co. GDR           $   2,351
        688,000    Avgold Ltd.                              1,417
        153,000    Free State Consolidated Gold Mines
                    Ltd. ADR                                1,076
         93,000    Harmony Gold Mining Co., Ltd. ADR          756
        333,000    H.J. Joel Mining Co., Ltd.                 285
        227,200    Lonrho plc                                 546
         25,000    Vaal Reefs Exploration & Mining
                    Co., Ltd. ADR                             151
         93,818    Western Area Gold Mining ADR               972
         42,700    Western Deep Levels Ltd. ADR             1,233
                                                        ---------
                                                            8,787
                                                        ---------
  AUSTRALIA (25.1%)
        366,000    Acacia Resources Ltd.                      582
        355,000    Emperor Mines Ltd.                         540
        300,000    Lihir Gold Ltd.                            506
        632,217    Newcrest Mining Ltd.                     2,072
      1,120,000    Normandy Mining Ltd.                     1,520
        267,000    Plutonic Resources Ltd.                  1,036
        199,500    Sons of Gwalia Ltd.                      1,010
      1,186,594    Wiluna Mines Ltd.                          707
                                                        ---------
                                                            7,973
                                                        ---------
  CANADA (22.0%)
         83,000    Agnico-Eagle Mines Ltd.                    942
        178,000    Arizona Star Resource Corp.              1,235
         50,000    Bema Gold Corp.                            331
        232,700    Bre-X Minerals Ltd.                        337
          8,210    Bro-X Minerals Ltd.                          2
         45,000    Eldorado Gold Corp., Ltd.                  267
        300,000    Meridian Gold, Inc. - Installment
                    Receipts                                  759
        166,600    Miramar Mining Corp.                       699
         66,000    Placer Dome, Inc.                        1,196
        132,000    Prime Resource Group, Inc.               1,035
        290,000    TVI Pacific, Inc.                          199
                                                        ---------
                                                            7,002
                                                        ---------
  UNITED STATES (15.9%)
        206,000    Dakota Mining Corp.                        270
        110,000    Gold Reserve Corp.                         880
        141,600    Pegasus Gold, Inc.                       1,151

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
        458,000    Royal Oak Mines, Inc.                $   1,460
         66,000    Stillwater Mining Co.                    1,295
                                                        ---------
                                                            5,056
                                                        ---------
TOTAL COMMON STOCKS (Cost $38,164)                         28,818
                                                        ---------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (9.0%)
  REPURCHASE AGREEMENT (9.0%)
$         2,875    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $2,875,
                    collateralized by U.S. Treasury
                    Bonds, 11.25%, due 2/15/15,
                    valued at $2,941 (Cost $2,875)          2,875
                                                        ---------
FOREIGN CURRENCY (0.1%)
         AUD 26    Australian Dollar (Cost $20)                20
                                                        ---------
TOTAL INVESTMENTS (99.7%) (Cost $41,059)                   31,713
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets                                              3,106
  Liabilities                                              (3,021)
                                                        ---------
                                                               85
                                                        ---------
NET ASSETS (100%)                                       $  31,798
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                $30,685
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,804,077 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $8.07
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,113
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 138,096 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.06
                                                        ---------
                                                        ---------

----------------------------------

ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

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